UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
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TriPath Imaging, Inc.
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This filing relates to a planned business combination between TriPath Imaging, Inc. (TriPath Imaging) and Becton, Dickinson and Company (“BD”) pursuant to the terms of a Merger Agreement among TriPath Imaging, BD and Timpani Acquisition Corp. dated September 8, 2006. The Merger Agreement has been filed with the Securities and Exchange Commission as an exhibit to the Report on Form 8-K filed by TriPath Imaging on September 8, 2006.
The following are slides shown at a meeting for TriPath Imaging employees.

BD and TriPath October 9, 2006

Introductory Remarks Dr. Paul Sohmer

Agenda Introductory Remarks BD General Remarks BD Overview The Opportunity Integration Planning HR Update / Overview

BD Overview Vincent A. Forlenza, BD Executive Vice President

SAFE HARBOR STATEMENT Statements in this presentation that are not strictly historical statements constitute forward-looking statements, which involve risks and uncertainties that could cause actual results to differ materially from what is expressed in those forward- looking statements. Forward-looking statements would include any statements about the proposed transaction between BD and TriPath Imaging, the expected timetable for completing the transaction and benefits of the transaction. Important factors that may affect actual results or events include: the need for approval of the transaction by TriPath stockholders, the ability to consummate the transaction; the ability to realize anticipated efficiencies and opportunities; and factors described in TriPath Imaging's and BD's respective Annual Reports on Form 10-K and their most recent quarterly reports filed with the SEC.

IMPORTANT ADDITIONAL INFORMATION TriPath Imaging plans to file a Proxy Statement that will contain important information about the transaction with BD and related matters, which you should read when available. Free copies will be available from TriPath Imaging and on the SEC's website at www.sec.gov. TriPath Imaging and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding TriPath Imaging's directors and executive officers is contained in TriPath Imaging's most recent Form 10-K and annual proxy statement, as well as TriPath Imaging's Reports on Form 8-K filed with the SEC on June 30, 2006, July 25, 2006 and September 8, 2006.

Who is BD? BD is a multi-billion dollar global medical technology and device manufacturer Our broad range of diagnostic systems and devices are used to diagnose and treat patients, as well as protect health care workers Our products are used by health care professionals, medical research institutions, and patients

BD - The Organization BD - The Organization

BD Facts BD founded in 1897 25,000 employees worldwide Fortune 500 One of "100 Best Corporate Citizens" in the U.S. by Business Ethics magazine

Purpose To Help All People Live Healthy Lives Approximately 25,000 people at 212 facilities in 50 countries are committed to this one purpose

Envisioned Future BD's goal is to become the organization most known for eliminating unnecessary suffering and death from disease The TriPath acquisition would provide BD the opportunity to become a world leader in early cancer detection

Worldwide Revenues Ex-US: - Europe - Latin America - Japan - Asia Pacific $ 5.4 Billion FY2005 Revenues

BD Medical $2.958 Billion BD Diagnostics $1.657 Billion BD Biosciences $800 Billion $5.4 Billion FY2005 Revenues by Segment Performance

BD Product Offering

Business Segment Description BD Medical BD Diagnostics BD Biosciences High volume drug delivery devices Leader in injection, infusion, diabetes, prefills Diagnostic systems from collection to analysis Leader in blood collection and microbiology products Research tools for biomedical discovery Leader in flow cytometry Business Segments Note: pictures of BD products removed to make file <5meg mailing limit

BD Diagnostics Leader in Sample Collection. Providing evacuated tubes, safety collection products, and related products. Leader in Microbiology. Providing instruments and manual testing products for both industry and clinical microbiology. Leader in detection of resistant organisms Provides FDA approved rapid Bacterial ID test. for resistant organisms Preanalytical Systems Diagnostic Systems BDD GeneOhm Description - BD Diagnostics Leader in STD Testing. Providing instruments and reagents to both hospital and clinical laboratories. Molecular Systems Leader Lateral Flow for Diagnostics. Providing manual testing products for both developing and developed world BDD RD

BD has been collaborating with TriPath since 2001 TriPath Imaging has world class Liquid Based Cytology and imaging systems BD's flow cytometry systems and related products used for the detection of lymphoma and leukemia, fit well with TriPath Imaging's diagnostics testing requirements TriPath Imaging is developing molecular screening tools in the areas of breast, cervical, ovarian, and prostate cancer Why We Are Excited

The combination of BD's and TriPath Imaging's instrumentation technologies, biomarkers, sample acquisition/processing, and reagent systems would provide BD with the technological foundation for innovative oncology management in cancer centers, hospitals and laboratories worldwide. These oncology management products are intended to span cancer screening, diagnosis, prognosis and therapy monitoring. Why We Are Excited

"Expanding BD's presence in cancer diagnostics is a key element of our strategy to drive revenue growth through innovation." "Cancer remains one of the highest causes of death in the world. We believe that this acquisition positions BD to have significant impact in the marketplace and to advance treatments through more accurate and timely diagnosis, in line with our purpose of helping all people live healthy lives." Why We Are Excited Edward J. Ludwig, Chairman, President and Chief Executive Officer, BD.

"We see two business opportunities arising from this acquisition. First, to continue driving TriPath Imaging's cervical cancer screening business, and second, to align their innovative new technologies with BD's existing business strategies." "This acquisition is a natural complement to ongoing bio- marker research programs within BD, with the potential to leverage BD instrumentation." Why We Are Excited Vincent A. Forlenza, BD Executive Vice President

BD Plus TriPath Imaging, Inc Strong Position in LBC market Marker Discovery Antibody Optimization Expertise Strong IP Position World Class Imaging Platform Market Leadership Recognition Automation Excellence Clinical Research Expertise Manufacturing Engineering Expertise Go to Market Capability Policy/Government Relations BD + Opportunity to become the global leader in early cancer detection Opportunity to lead cancer marker evolution leverage TriPath's excellent R&D for marker discovery with BD's instrument knowledge Expand presence in global markets TriPath Imaging Creating Value

Components For Success Biological Content Analytical Platform GMP Mfg. WW Marketing Sales & Distribution Product Offering Leading Market Position

BD / TriPath Imaging - The Plan Chairman, President and CEO Edward J. Ludwig Executive Vice President Vincent A. Forlenza Linda Michalopoulos Human Resources Tom Jaeger Integration Wayne Brinster Growth & Strategy TriPath Imaging Paul Sohmer President BD TriPath Rick Hyne Finance

BD / TriPath Imaging Integration Planning Executive Steering Committee (ESC) Integration Teams Cross Functional Sub-Teams TriPath BD

Executive Steering Committee Charter Comprised of senior leaders from both companies, the Executive Steering Committee (ESC) oversees the integration process and provides: the overall context, strategic framework, prioritization, and resources to facilitate the integration of both companies guidance on roles and responsibilities, plan elements, processes, and critical issues. The committee holds the integration leadership and team members accountable for deliverables and communicates status to internal and external stakeholders.

Integration Planning - The Process

Integration Plan Elements

- TriPath will be a focused business unit within the BD Diagnostics Segment.
- **Our Goal** – To align the strengths of both organizations to maximize the growth potential of TriPath and to established synergies with selected business and functions within BD.
- Integration planning activities will focus on:
  - Introduction of BD values, systems, processes, and operating norms to the TriPath organization.
  - Enabling the growth of TriPath with keen interest in refining the long term product strategies for the business.
  - Developing the appropriate synergies with existing global BD sales, marketing and other relevant functions to maximize value and revenue potential for TriPath's technology and product offerings.
  - A rapid and effective transition of TriPath associates into BD.

BD Helping all people live healthy lives

27

55 TriPath Imaging & BD Planning Calendar Benefits Basics BD Colleagues

57 TriPath Imaging & BD Early Planning - prior to close of transaction HR transition team formed to provide introductory information addressing benefits, compensation for TriPath associates BD Community - information regarding colleagues, products and business locations that provide introduction to who we are Systems planning to insure a smooth transition

59 TriPath Imaging & BD 2nd Phase - Post Closing Benefits Fairs - for specific and individualized information exchange Lunch time forums - opportunities for you to learn more about BD products and people

Benefits at a Glance The BD benefit plans include health and welfare plans, the Savings Incentive Plan (SIP) and the Retirement Plan. Health and Welfare Plans BD Provided BD Cost Sharing With Associate Optional Benefits Associate Paid • Vision Exam Only Plan • Income Protection • Basic Group Life Ins. • Business Travel Accident Ins. • Basic (AD&D) Ins. • Short-Term Disability Medical Plans Dental Plans • Vision Materials Buy Up Plan The Company pays a majority of the cost of these plans; associates share the expense by paying a small portion. Flexible Spending Accounts (FSAs) Income Protection

Benefits at a Glance BD Provided Optional Benefits Retirement Plan Retiree Medical and Life Insurance -- Savings Incentive Plan (SIP) -- The Company will match 50% of the first 6% of salary you contribute. -- The Company match is made in the value of Company stock. Savings and Retirement Plans

Total Rewards Compensation and Benefits Health & Welfare Benefits SIP/Pension

TOTAL REWARDS - Healthcare POS - A type of medical plan that combines aspects of an HMO and a PPO. HMO - A type of plan in which participants must receive all network services from in-network providers. There is no coverage for out-of-network providers. AETNA HEALTHFUND - This is a POS plan combined with a health fund account. Medco Health Solutions, Inc.- Medco is the acknowledged leader and most experienced full-service pharmacy benefit manager in the nation.

Company Provided Benefits- (non-contributory) Life Insurance (1x salary) AD&D Insurance (1x salary) -Business Travel Insurance -Short Term Disability/Salary Continuance Optional Benefits- (contributory) Supplemental Life Insurance Supplemental AD&D Insurance -Dependent Life Insurance Long Term Care Program Long Term Disability TOTAL REWARDS - Income Protection

Have you started saving for your retirement? Associate Contributions - from 2% - 20%, either A/T, B/T or combination Company Match- $0.50 on the dollar up to 6% of salary (in BD stock) Accepts Rollovers- from other Qualified Retirement Plans Loans are Available- up to 3 loans from your account Investments - choose among 12 investment options Vesting Schedule Years of Service % Vested Less than 2 years 0% Over 2 years - less than 3 50% Over 3 years - less than 4 75% Over 4 years 100% TOTAL REWARDS - SIP

Eligibility - All full-time and part-time associates on day one of employment Enrollment is Automatic Cost - BD pays 100% of the cost Vesting - 100% vested after 5 years of service TOTAL REWARDS - Retirement Plan

BD Associates

BD Associates

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE
SEC
TriPath Imaging plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about BD, TriPath Imaging, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by BD and TriPath Imaging through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from TriPath Imaging by contacting TriPath Imaging, Inc., Investor Relations, 780 Plantation Drive, Burlington, NC 27215.
TriPath Imaging and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding TriPath Imaging’s directors and executive officers is contained in TriPath Imaging’s Form 10-K for the year ended December 31, 2005, its proxy statement for the 2006 annual meeting of stockholders and its Reports on Form 8-K filed with the SEC on June 30, 2006, July 25, 2006 and September 8, 2006. As of August 31, 2006, TriPath Imaging’s directors and executive officers beneficially owned approximately 2,093,377 shares, or 5.4%, of TriPath Imaging’s common stock. A more complete description will be available in the Proxy Statement.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
Statements in this document regarding the proposed transaction between BD and TriPath Imaging, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the combined company and any other statements about TriPath Imaging managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the need for approval of the transaction by TriPath stockholders, the ability to consummate the transaction; the ability to realize anticipated efficiencies and opportunities; and other factors described in TriPath Imaging’s Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC.